                                                                  EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
  (INCLUDING THE ASSOCIATED SERIES A PARTICIPATING CUMULATIVE PREFERRED STOCK
                               PURCHASE RIGHTS)
                                      OF
                                ITT CORPORATION
                                      AT
                           $55 NET PER SHARE IN CASH
           PURSUANT TO THE OFFER TO PURCHASE DATED JANUARY 31, 1997
                                      BY
                                HLT CORPORATION
                           A WHOLLY OWNED SUBSIDIARY
                                      OF
                           HILTON HOTELS CORPORATION


 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT
 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, FEBRUARY 28, 1997
 UNLESS THE OFFER IS EXTENDED.

                       The Depositary for the Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY

        By Mail:           By Facsimile Transmission:
                                                  By Hand or Overnight
                                                       Delivery:
     P.O. Box 84                (212) 858-2611      One State Street
Bowling Green Station        Attn: Reorganization  New York, New York
  New York, New York         Operations Department       10004
      10274-0084                                    Attn: Securities
 Attn: Reorganization                              Processing Window,
Operations Department                                Subcellar One

                        Confirm Facsimile by Telephone:
                                (212) 858-2103

                                ---------------

  DELIVERY OF  THIS LETTER OF  TRANSMITTAL TO AN  ADDRESS OTHER THAN  AS SET
    FORTH   ABOVE   OR   TRANSMISSION  OF   INSTRUCTIONS   VIA   FACSIMILE
       TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A
         VALID DELIVERY TO THE DEPOSITARY.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER  OF TRANSMITTAL SHOULD BE READ
       CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

NAME(S) AND
ADDRESS(ES)
    OF
REGISTERED
 HOLDER(S)
  (PLEASE
FILL IN, IF              SHARE CERTIFICATE(S) TENDERED
  BLANK)             (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------
                                TOTAL NUMBER OF        NUMBER
                CERTIFICATE    SHARES REPRESENTED     OF SHARES
                NUMBER(S)*     BY CERTIFICATE(S)*    TENDERED**
                                       ------------------------
                                       ------------------------
                                       ------------------------
                                       ------------------------
                                       ------------------------
                                       ------------------------
               TOTAL SHARES

-------------------------------------------------------------------------------
  * Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares being delivered to the Depositary are being tendered. See Instruction 4.
  The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

                         DESCRIPTION OF RIGHTS TENDERED
--------------------------------------------------------------------------------

NAME(S) AND
ADDRESS(ES)
    OF
REGISTERED
 HOLDER(S)
  (PLEASE
FILL IN, IF              RIGHTS CERTIFICATE(S) TENDERED
  BLANK)             (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------
                                TOTAL NUMBER OF        NUMBER
                CERTIFICATE    RIGHTS REPRESENTED     OF RIGHTS
                NUMBER(S)**    BY CERTIFICATE(S)     TENDERED***
                                        ------------------------
                                        ------------------------
                                        ------------------------
                                        ------------------------
                                        ------------------------
                                        ------------------------
               TOTAL RIGHTS

--------------------------------------------------------------------------------
   * If the tendered Rights are represented by separate Rights Certificates, complete the certificate numbers of such Rights Certificates.
     Stockholders tendering Rights which are not represented by separate certificates will need to submit an additional Letter of Transmittal if Rights Certificates are distributed.
  ** Need not be completed by stockholders tendering by book-entry transfer.
 *** Unless otherwise indicated, it will be assumed that all Rights being delivered to the Depositary are being tendered. See Instruction 4.

  The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Rights tendered hereby. The certificates and number of Rights that the undersigned wishes to tender should be indicated in the appropriate boxes.

  This Letter of Transmittal is to be used either if certificates evidencing Shares and/or Rights (each as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase dated January 31, 1997 (the "Offer to Purchase")) is utilized, if delivery of Shares and/or Rights is to be made by book-entry transfer to the account maintained by IBJ Schroder Bank & Trust Company (the "Depositary") at The Depository Trust Company or Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility" and, collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

  Holders of Shares will be required to tender one Right for each Share tendered to effect a valid tender of such Share. Until the Distribution Date (as defined in the Offer to Purchase) occurs, the Rights are represented by and transferred with the Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date (as defined in the Offer to Purchase), a tender of Shares will constitute a tender of the associated Rights. If a Distribution Date has occurred, the Purchaser (as defined below) has waived that portion of the Rights Condition (as defined in the Offer to Purchase) requiring that a Distribution Date not have occurred and separate certificates ("Rights Certificates") have been distributed by the Company (as defined below) to holders of Shares prior to the date of tender pursuant to the Offer (as defined below), Rights Certificates representing a number of Rights equal to the number of Shares being tendered must be delivered to the Depositary in order for such Shares to be validly tendered. If a Distribution Date has occurred, the Purchaser (as defined below) has waived that portion of the Rights Condition (as defined in the Offer to Purchase) requiring that a Distribution Date not have occurred and Rights Certificates have not been distributed prior to the time Shares are tendered pursuant to the Offer, a tender of Shares without Rights constitutes an agreement by the tendering stockholder to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within three business days after the date Rights Certificates are distributed. The Purchaser reserves the right to require that it receive such Rights Certificates prior to accepting Shares for payment. Payment for Shares tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, Rights Certificates, if such certificates have been distributed to holders of Shares. The Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

  Holders whose certificates for Shares and, if applicable, Rights, are not immediately available (including, if the Distribution Date has occurred, but Rights Certificates have not yet been distributed by the Company), or who cannot deliver confirmation of the book-entry transfer of their Shares into the Depositary's account at a Book-Entry Transfer Facility ("Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), must tender their Shares and Rights according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[_]
  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: ____________________________________________

  Check Box of Book-Entry Transfer Facility:

     [_]   The Depository Trust Company
     [_]   Philadelphia Depository Trust Company

Account Number ________________________________________________________________

Transaction Code Number ______________________________________________________

[_]
  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY (AS DEFINED IN THE OFFER TO PURCHASE) PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Owner(s): ___________________________________________

  Date of Execution of Notice of Guaranteed Delivery: _______________________

  Name of Institution that Guaranteed Delivery: _____________________________

  If Delivered by Book-Entry Transfer, Check Box of Book-Entry Transfer
  Facility:

     [_]   The Depository Trust Company

     [_]   Philadelphia Depository Trust Company

Account Number ________________________________________________________________

Transaction Code Number _______________________________________________________

LADIES AND GENTLEMEN:

  The undersigned hereby tenders to HLT Corporation, a Delaware corporation (the "Purchaser") and wholly owned subsidiary of Hilton Hotels Corporation, a Delaware corporation ("Parent"), (i) the above described shares (the "Shares") of common stock, no par value per share (the "Common Stock"), of ITT Corporation, a Nevada corporation (the "Company"), and (ii) unless and until validly redeemed by the Board of Directors of the Company (the "Board"), the Series A Participating Cumulative Preferred Stock Purchase Rights (the "Rights") associated therewith and issued pursuant to the Rights Agreement, dated as of November 1, 1995, between the Company and The Bank of New York, as Rights Agent (the "Rights Agreement"), at a price of $55 per Share (including associated Right), net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase and in this related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). Unless the context requires otherwise, all references to Shares herein shall include the associated Rights, and all references to the Rights shall include all benefits that may inure to the holders of the Rights pursuant to the Rights Agreement.

  Subject to, and effective upon, acceptance for payment of the Shares and Rights tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares and Rights that are being tendered hereby (and any and all other Shares, rights or other securities issued or issuable in respect thereof on or after January 31, 1997) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and Rights (and any such other shares, rights or securities) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and Rights (individually, a "Share Certificate" and a "Rights Certificate," respectively) (and any such other shares, rights or securities), or transfer ownership of such Shares and Rights (and any such other shares, rights or securities) on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares and Rights (and any such other Shares, rights or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and any other such shares, rights or securities), all in accordance with the terms of the Offer.

  The undersigned understands that, unless the Rights are redeemed prior to the expiration of the Offer, stockholders will be required to tender one Right for each Share tendered in order to effect a valid tender of such Share. The undersigned understands that if the Distribution Date has occurred, the Purchaser has waived that portion of the Rights Condition requiring that a Distribution Date not have occurred, and Rights Certificates have been distributed to holders of Shares prior to the date of tender pursuant to the Offer, Rights Certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto. If the Distribution Date has occurred, the Purchaser has waived that portion of the Rights Condition requiring that a Distribution Date not have occurred, and Rights Certificates have not been distributed prior to the time Shares are tendered herewith, the undersigned agrees hereby to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered herewith to the Depositary within three business days after the date such Rights Certificates are distributed. The Purchaser reserves the right to require that the Depositary receive such Rights Certificates, or a Book-Entry Confirmation, if available, with respect to such Rights prior to accepting Shares for payment. Payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, Rights Certificates if such certificates have been distributed to holders of Shares. The Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

  If, on or after January 27, 1997, the Company should declare or pay any cash or stock dividend or other distribution on or issue any rights (other than the Rights) with respect to the Shares payable or distributable to stockholders of record on a date before the transfer to the name of the Purchaser or its nominee or transferee on the Company's stock transfer records of the Shares accepted for payment pursuant to the Offer, then, subject to the provisions of
Section 14 of the Offer to Purchase, (i) the purchase price per Share payable by the Purchaser pursuant to the Offer will be reduced by the amount of any such cash dividend or cash distribution and (ii) the whole of any such non-cash dividend, distribution or right will be received and held by the tendering stockholder for the account of the Purchaser and shall be required to be promptly remitted and transferred by each tendering stockholder to the Depositary for the account of the Purchaser, accompanied by appropriate documentation of transfer. Pending such remittance, the Purchaser will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution or right and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by the Purchaser in its sole discretion.

  The undersigned hereby irrevocably appoints Stephen F. Bollenbach, Matthew
J. Hart and Scott A. LaPorta and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution to the full extent of such stockholder's rights with respect to tendered Shares and Rights (and any and all other Shares, rights or securities issued or issuable in respect thereof on or after January 31, 1997), to vote in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act with respect to all the Shares and Rights tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or otherwise. This proxy is coupled with an interest in the Company and in the Shares and Rights and is irrevocable and is granted in consideration of, and is effective when, if and to the extent that the Purchaser accepts such Shares and Rights for payment pursuant to the Offer. Such acceptance for payment shall revoke, without further action, all prior proxies granted by the undersigned at any time with respect to such Shares and Rights (and any such other Shares or other securities) and no subsequent proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned acknowledges that in order for Shares and Rights to be deemed validly tendered, immediately upon the acceptance for payment of such Shares and Rights, the Purchaser or the Purchaser's designee must be able to exercise full voting and all other rights which inure to a record and beneficial holder with respect to such Shares and Rights.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and Rights tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after January 31, 1997), and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete or confirm the sale, assignment and transfer of the Shares and Rights tendered hereby (and any and all such other Shares, rights or other securities).

  All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable, provided that Shares and Rights tendered pursuant to the Offer may be withdrawn at any time prior to their acceptance for payment.

  The undersigned understands that tenders of Shares and Rights pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares and Rights tendered hereby.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment in the name of, and deliver such check and/or return such certificates to the person or persons so indicated. Stockholders delivering Shares or rights by book-entry transfer may request that any Shares or Rights not accepted for payment be returned by crediting such account maintained at a Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares or Rights from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares or Rights so tendered.


 SPECIAL PAYMENT INSTRUCTIONS (SEE           SPECIAL DELIVERY INSTRUCTIONS
   INSTRUCTIONS 1, 5, 6 AND 7 OF            (SEE INSTRUCTIONS 1, 5, 6 AND 7
    THIS LETTER OF TRANSMITTAL)              OF THIS LETTER OF TRANSMITTAL)


  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Shares and/or Rights            cates for Shares and/or Rights
 not tendered or not purchased             not tendered or not purchased
 and/or the check for the purchase         and/or the check for the purchase
 price of Shares and/or Rights             price of Shares and/or Rights
 purchased are to be issued in the         purchased are to be sent to some-
 name of someone other than the            one other than the undersigned,
 undersigned, or if Shares and/or          or to the undersigned at an ad-
 Rights delivered by book-entry            dress other than that shown
 transfer which are not purchased          above.
 are to be returned by credit to
 an account maintained at a Book-
 Entry Transfer Facility other
 than that designated above.

                                       Mail  [_] Check and/or [_] Certificates
                                       to:
                                       Name______________________________

                                                     (PLEASE PRINT)
 Issue  [_] Check and/or [_] Certificates  Address __________________________
 to:                                       __________________________________

                                                       (ZIP CODE)
 Name _____________________________
           (PLEASE PRINT)
 Address __________________________
 __________________________________
             (ZIP CODE)
 __________________________________
    (TAXPAYER IDENTIFICATION OR
      SOCIAL SECURITY NUMBER)
 (ALSO COMPLETE SUBSTITUTE FORM W-
              9 BELOW)

 [_] Credit unpurchased Shares
   and/or Rights delivered by
   book-entry transfer to the
   Book-Entry Transfer Facility
   account set forth below:

 Check appropriate box:

 [_] The Depository Trust Company
 [_] Philadelphia Depository Trust
   Company
 __________________________________
          (ACCOUNT NUMBER)

                                   SIGN HERE
                   (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)
 ...............................................................
 ...............................................................
                   (SIGNATURE(S) OF HOLDER(S))
 Dated: ................................................... 1997

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5 of this Letter of Transmittal.)


 Name(s)........................................................
      .......................................................
                          (PLEASE PRINT)

 Capacity (Full title)..........................................

 Address........................................................

      .......................................................
                        (INCLUDE ZIP CODE)

 Area Code and Telephone Number.................................

 Tax Identification or Social Security No.......................
                       (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

     GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5 OF THIS LETTER OF
                                 TRANSMITTAL)

 Authorized Signature...........................................

 Name...........................................................
                         (PLEASE PRINT)

 Title..........................................................

 Name of Firm...................................................

 Address........................................................

 ...............................................................
                       (INCLUDE ZIP CODE)

 Area Code and Telephone Number.................................

 Dated: .................................................., 1997

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Shares and/or Rights (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares or Rights) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof or (ii) if such Shares and/or Rights are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

  2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares and/or Rights, or any Book-Entry Confirmation of Shares and/or Rights, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined below), in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal must be transmitted to and received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and, if a Distribution Date has occurred and the Purchaser has waived that portion of the Rights Condition requiring that a Distribution Date not have occurred, Rights Certificates, or Book-Entry Confirmation of a transfer of Rights into the Depositary's account at a Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) with any required signature guarantee, or an Agent's Message in the case of a book-entry delivery, and any other documents required by the Letter of Transmittal), must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date or, if later, within three business days after the date on which such Rights Certificates are distributed. If a holder's Share Certificates and, if applicable, Rights Certificates, are not immediately available (including, if Rights Certificates have not yet been distributed) or time will not permit all required documents to reach the Depositary prior to the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, such holder's Shares and/or Rights may nevertheless be tendered by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) in the case of a guarantee of Shares and/or Rights, the certificates for all tendered Shares and/or Rights, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantee (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by such Letter of Transmittal, must be received by the Depositary (a) in the case of Shares, within three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery or (b) in the case of Rights, within a period ending on the later of (i) three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery or (ii) three business days after Rights Certificates are distributed to stockholders by the Company. If Share Certificates and Rights Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express instruction from the participant in such Book-Entry Transfer Facility tendering the Shares or Rights, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARES CERTIFICATES, AND, IF APPLICABLE, RIGHTS CERTIFICATES, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 2 OF THIS LETTER OF TRANSMITTAL, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares or Rights will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares or Rights for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and, if applicable, Rights should be listed on a separate signed schedule attached hereto.

  4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares or Rights evidenced by any certificate submitted are to be tendered, fill in the number of Shares or Rights which are to be tendered in the box entitled "Description of Shares to be Tendered" and "Description of Rights to be Tendered" respectively. In such case, new certificate(s) for the remainder of the Shares or Rights that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, the signature(s) must correspond exactly to the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares or Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares or Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

  When this Letter of Transmittal is signed by the registered owner(s) of the Shares or Rights listed and transmitted hereby, no endorsement of certificates or separate stock powers is required unless payment or certificates for Shares or Rights not tendered or purchased are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares or Rights listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Except as set forth in this Instruction 6 of this Letter of Transmittal, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares and Rights to it or its order pursuant to the Offer. If payment of the purchase price is to be made, or if certificates for Shares and/or Rights not tendered or purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6 OF THIS LETTER OF TRANSMITTAL, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. Special Payment and Delivery Instructions. If a check and/or certificates for unpurchased Shares or Rights are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares or Rights by book-entry transfer may request that Shares and Rights not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such Shares and Rights not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

  8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Dealer Manager or the Information Agent (as such terms are defined in the Offer to Purchase) at the addresses set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Dealer Manager or the Information Agent at the addresses set forth below or from your broker, dealer, commercial bank or trust company.

  9. Waiver of Conditions. The conditions of the Offer may be waived, in whole or in part, by the Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares or Rights tendered.

  10. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding with respect to any payments received pursuant to the Offer and Proposed Merger (as defined in the Offer to Purchase). If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

  11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares or Rights has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH HEREIN PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under United States federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares and Rights purchased pursuant to the Offer may be subject to backup withholding of 31%.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies with respect to a stockholder, the Depositary is required to withhold 31% of any payments made to such stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a stockholder with respect to Shares or Rights purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying (a) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (b) that such stockholder is not subject to backup withholding because (i) such stockholder is exempt from backup withholding, (ii) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) such stockholder has been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares and/or Rights tendered hereby. If the Shares and/or Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for in the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

         PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY, AS DEPOSITARY


                        PART I--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND    ----------------------
                        CERTIFY BY SIGNING AND         Social Security Number
                        DATING BELOW.                            OR

 SUBSTITUTE
 FORM W-9
 DEPARTMENT OF
 THE TREASURY                                          ----------------------
 INTERNAL                                              Employer Identification
 REVENUE                                               Number (If awaiting TIN
 SERVICE                                                write "Applied For")
                       --------------------------------------------------------

PAYER'S REQUEST         PART II--For Payees exempt from backup withholding,
FOR TAXPAYER            see the enclosed Guidelines for Certification of
IDENTIFICATION          Taxpayer Identification Number on Substitute Form W-9
NUMBER (TIN)            and complete as instructed therein.

                        CERTIFICATION--Under penalties of perjury, I certify that:

                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or a Taxpayer Identification Number has not been issued to me) and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number, and

                        (2) I am not subject to backup withholding either
                            because (a) I am exempt from backup withholding,
                            (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                            (c) the IRS has notified me that I am no longer subject to backup withholding.

                        CERTIFICATION INSTRUCTIONS--You must cross out item
                        (2) above if you have been notified by the IRS that
                        you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS
                        that you were subject to backup withholding you
                        received another notification from the IRS that you
                        are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------

 SIGNATURE _______________________________    DATE ____________________, 1997


 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager as set forth below:

                    The Information Agent for the Offer is:

                                      LOGO
                               156 Fifth Avenue
                           New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                      or
                        CALL TOLL-FREE (800) 322-2885

                      The Dealer Manager for the Offer is:

                          DONALDSON, LUFKIN & JENRETTE
                           SECURITIES CORPORATION

                            2121 Avenue of the Stars
                                   Suite 3000
                             Los Angeles, CA 90067
                            (310) 282-5513 (Collect)
                                       or
                    CALL TOLL-FREE (800) 237-5022, EXT. 5513